UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-07414

The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

15 S Raymond Avenue, Suite 200, Pasadena, CA 91105

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

626-844-1440

Date of fiscal year end:  3/31/09

Date of reporting period: 3/31/09

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

PFW WATER FUND

THE MONTECITO FUND

ANNUAL REPORT

MARCH 31, 2009

PFW Water Fund

March 2009

Dear Fellow Shareholders of PFW Water Fund,

March 31, 2009, the close of the fiscal year, marked the first full year for the PFW Water Fund.  The previous annual report, for the period ended March 31, 2008, covered only 10 months.  Thus the comparison of this fiscal year versus 2008 does not cover the same period of time.  Nonetheless, we closed out the 2009 fiscal year down 29.79% (Class A).  When measured against the S&P 500 Index, we were a good deal better, -29.79% (Class A) versus –38.09%, but still a disappointment, particularly when we weigh in with our unabashed enthusiasm and confidence in the future potential of the water industry.  Little solace can be taken by pointing out that 2008 was among history’s worst market performance, with credit markets in disarray, home and stock prices plummeting, and general business activity grinding to near paralyzing halt.  The fear that engulfed the nation, and much of the world, only led to even more fear.  The economic implosion that followed the presidential election led the new government to take unprecedented action; flooding the economic system with enormous amounts of money and saw the US Government become a shareholder of several of our nation’s major companies.  As distasteful as this may be to some, it now appears that the decisive action taken by the new President and administration has calmed the nerves of the populace and, more important for investors, has calmed the markets.  Calm in the markets does not, of course, mean that stock prices will necessarily soar, nor does it tell us that stock prices won’t plummet again.  However, relative calm does offer the prospect of enormous opportunity for the many companies that make up the water industry.

We define the water industry as including all of the things that influence the availability or quality of water.  This broad definition includes, but is not limited to, filters, desalination, irrigation, infrastructure, and water for medical applications and manufacturing.  The economic malaise our nation saw last year, and is still experiencing, does not alter the enormity of the need to repair or replace the aging and deteriorated infrastructure of the nation.  Independent estimates are that the US may be facing as much as a $1 trillion expense to repair the broken and leaking water distribution system.  Serious multi-year water shortages are plaguing parts of the US, including the Southeast, Texas, and the Southwest.  These growing concerns about water availability are creating opportunity for the companies that are leaders in desalination.  The quality of water required for manufacturing must be significantly purer than what we used just a year ago.  For example, water for semiconductor manufacturing requires water purity some ten to fifteen times purer than what was required a year or two ago, and the list of water required for virtually every aspect of our lives is growing more lengthy with a similar requirement for quality.  Recent developments in membrane filtration, combined with energy recovery devices have exploded the potential for widespread application of desalination.  Dramatic reduction in cost of desalination is contributing to a huge increase in the number of plants producing water.  Yet, with all of the improvements being made, there are still large numbers of people in developing countries that have no access to adequate drinking water or sanitation.  Water supply, demand, and availability are universal concerns, giving rise to still more water-industry investment opportunities.

The PFW Water Fund portfolio is invested among all of the niches of the water industry.  Among our investments, we own water utilities, companies that are primarily engaged in the distribution of water to communities.  We also own companies that are in the desalination and water purification areas, and of course we own companies that address the enormous requirement to repair the nation’s aging infrastructure.  Separately, each of these areas is growing rapidly and has exceptional visibility, for at least a decade or much longer.  Aggregated together, the water industry is among the most important and dynamic of the growth industries in the United States.

Our portfolio is primarily comprised of “growth-oriented” companies, which are expected to enjoy better than average rates of growth.  In addition, we have investments in several companies, which pay out above average dividends, contributing to the cash position of our Fund.  Over time, this provides additional capital to be invested.

Over the years, the water industry has seen a considerable number of mergers and acquisitions.  Given the high growth visibility of the industry, and a rather fragmented industry, we anticipate a continuing robust environment for companies to be targets of aggressive acquirers.

We are not naïve, and fully comprehend the still fragile condition of the US economy.  Nonetheless, the water industry occupies a unique place in the framework of our nation, and the world.  Without water nothing can grow, nothing can be built, and not to be melodramatic, without water life cannot exist.  With those things in mind, we believe that the water industry is among the most important in the world, and offers the prospect of enormous growth and prosperity.  We believe that the PFW Water Fund is ideally positioned to profit from this growth and look forward to many years of success.

Sincerely,

Neil D Berlant

Neil D. Berlant

Portfolio Manager

The Montecito Fund

March 2009

Dear Fellow Shareholders of The Montecito Fund,

We took over the portfolio management of the fund on November 1st 2005 with the net asset value per share being $10.09.  There have been $1.8719 in distributions since then and as of April 30th 2009 the net asset value was $7.1191.   This has resulted in a total negative return of $1.099 per share during the period of time we have directed the portfolio.  As of the end of April 2009 the portfolio was invested 46% in Stocks, 32% in Real Estate, 21% in Fixed Income and held 1% in Cash.

Time for a little bit of that “straight talk”, without spin or rose colored glasses, that some of my investors find refreshing.  Nobody is pleased when numbers have a negative sign in front of them.  Irrespective of our performance being superior to the S&P 500 or the MSCI US REIT Indexes, we do not feel any degree of satisfaction seeing the decline in our net asset value.  No matter how much of a “perfect storm” the financial markets have experienced over the past two years, the economic disruption is challenging all investors that maintain a longer-term time horizon. The disruption in the banking system that lead to the paralysis of the credit markets and the decline in all markets is what has caused the decline in the value of our holdings.  Fundamentally we believe in the long-term value and the income creation of our portfolio.  In this letter we will provide you some information and viewpoints that reinforce your commitment to stay invested through market cycles.  I can say that we are pleased to be delivering a cash flow in the form of dividends that our investors can use to fund their lives while we patiently wait for the underlying value of our companies to be recognized in the marketplace once again; and we believe that will occur.

I am not breaking the news to anyone reading this letter that the economy this past year has been in decline.  Everywhere you have turned, the focus has been on our generation’s major economic disruption.  As we look back through history we can see just about every generation has such an experience.   Whether or not the economy contracts by 10% or more to be called a depression, or if it will finally just be called a severe recession, I believe this decline in the economy will be viewed as more than just a cyclical cleansing of the excesses of the most recent business cycle.  Because there is such a disproportionate share of our population in the United States that are closing in on their senior years, I see a huge paradigm shift of investment and personal financial management mentality in the very near future.

For many years investment emphasis has focused on appreciation and accumulating assets that could someday be converted into income producing securities.  After all, in retirement the hope is that, instead of our paychecks, our investments (supplemented by social security benefits) will generate the income on which we can fund our lifestyle.   That time is fast approaching for so many in our population, and as they get closer to that age they no longer can afford to see their principal decline precipitously before it has been converted to income producing assets such as our fund.  Many have come to the stark realization that they will have to continue working beyond when they hoped to attain the leisure life of their “golden years”.  It is one of those realizations that is the beginning of that paradigm shift I am referring to.

Many in America have been forced to accept the reality that their primary residence is an expense rather than a bank they can tap into to fund an unsustainable lifestyle.  With the era of gross speculation on home prices behind us I think that today’s homeowners will work towards the eventual goal of owning their residence free and clear.  While they are paying their home off they have a non-inflating housing expense that will go away for the rest of their lives when the mortgage is paid off.  It will certainly take time but the shift is happening and the demographic pressures will continue to force the change on people.  It is one piece of a necessary deleveraging of the personal balance sheets of most investors.

I am happy to report that our fund is positioned for the changing paradigm.    Not only have we continued to pay a dividend yield that is over twice that of the stock market, but, we have an investment philosophy of investing in companies that have a history of increasing their dividend payouts to their shareholders.  Over time, we anticipate that the distributable income from our portfolio will increase to offset the effects of inflation, thereby helping our investors maintain their purchasing power.   And for the fortunate investors that are able to compound their investments with dividend reinvestment until such time as they need the income, cyclical declines such as we have been in are treated as great opportunities to accumulate even more dividend paying shares.

The Equity Markets

Fundamental changes that are taking place that will likely affect how we view investments as well as the role of government will take in our lives and the economy.   Those of you who know me best understand my fears of a gradual shift into a socialist based society.  I worry about issues such as the abrogation of contract law by governmental fiat, writing socially well meaning benefit checks that the economy cannot cash over the long term, and the removal of the profit incentive through over taxation to the entrepreneurial spirit.  The strength of our country and our economy comes not from a few politicians but from the large working middle class, the millions of small business owners, and the entrepreneurs and risk takers that make up the diversity of our economy.

I remain a true believer that our country is the greatest place to live, where we have to put up fences to keep people out, not in; where people from meager circumstances can strive to the highest office in the land; where a person can choose to not finish college and become one of the wealthiest people in the world; where truly incredible forefathers drafted a constitution that has powerful checks and balances to see that our liberties and way of life are not undone by the fervor of the moment.   Many have forgotten that quite a number of the “New Deal” programs were struck down by the courts.  We may find that some of the draconian actions that were perceived as necessary at the time to address what were perceived to be systemic risks may yet be struck down or reversed by a more deliberate and patient judicial branch of our government.

The long-term rhythm of a capitalist society repeats patterns from generation to generation.   These economic patterns are manifest in the booms and busts in the past, and in the future.  As we look at the valuation of the equity markets now, we are encouraged to see that as incredible value presents itself, fear is eventually overcome and buyers will accumulate assets.  In early March of this year we witnessed such a period.   And as the weeks have rolled on, and it appears as if a bottom may have been put in on the averages, the fragile confidence that the worst may be behind us is emerging.   Simultaneously the government continues a very accommodative monetary policy.  With that confidence businesses will be more proactive in their thinking instead of reactive.  And while they cannot have the confidence yet to give guidance on earnings, the cost reductions and productivity enhancements, that many businesses have instituted out of necessity, should lead to tremendous future profitability as business recovers.

The Real Estate Markets

The REIT index has suffered the same sort of decline as prior bubbles like the internet securities of the late 90’s that burst in 2000, or the gold stocks of the late 70’s that burst in the early 80’s.  The MSCI REIT index went from a high on Feb. 7th 2007 of 1,233.66 to a low on March 6th 2009 of 287.87 – a decline of 76.67%.  Fortunately our fund has been under allocated to the sector during that entire period of time.  It is only recently that we have moved the allocation of the fund up to a neutral allocation.  Even though the fund is mandated to have a portion of the assets invested in this sector, our disciplined approach allowed the fund to weather the storm and still produce overall results that outperformed equity markets.

We acknowledge that the commercial real estate markets are going to become the headlines of the next six months.   Financial institutions are using far more conservative underwriting standards to make and renew loans on commercial real estate.  As a result many loans will be determined to be out of compliance and be the subject of the news services.  Rather than focusing on these short term attention grabbers, we are focusing on what is happening at the grass roots level.  Liquidity is returning to the sector.  For almost a half a year there were no new loans being made at any pricing and now there are.  Publicly traded REITs have been able to come to the equity markets and raise billions of dollars of equity in the few months.  Banks are extending maturities and working with borrowers.  Some are calling it “Extend and Pretend” on the banks part, but we have talked to a number of regional bankers recently who would be only too happy to foreclose and become the owners of the properties securing their loans.   After all, whether you call it interest income or rental income, it is still income.   If the income gives you an acceptable rate of return on your invested (or loaned) capital you are content and can wait for a return to sanity on the pricing of the asset when it will accurately reflect the cash being generated.

We are very conscious that not all sectors of real estate will pattern the same recovery.  Those where we feel the demographic trends will be in our favor, or where the length of the leases insulates us against cyclical volatility, continue to be the sectors we emphasize.

The Fixed Income Markets

In a recent interview I was quoted as saying “The seeds of the next major problem in the economy are being sewn as part of the solution to your current difficulties.”  It is our belief that with all the best intentions the Federal Reserve and the Treasury Department (with the authorization of Congress) have provided the liquidity needed to stabilize the economy as the leverage bubble of personal Real Estate, off balance sheet derivatives, and speculative excess is being corrected.  Normally such massive infusion of liquidity into the economic system would be inflationary.  So far it has been counterbalanced by unemployment increases and the deleveraging of personal and corporate balance sheets.  However, as soon as the economy starts to recover, and the demand for money and borrowing starts to increase again, those massive infusions of capital by the government will need to be reversed or inflation will become the next issue we have to deal with.  Worst of all will be an economy that is not growing and a government that continues to expand its balance sheet which will result in a return to the stagflation of the late seventies.

Certainly that does not have to come to pass.  When the TARP monies are repaid by banks the government could pay off the bonds issued to create that money.   Of course it remains to be seen if money once created by a government will ever be used to retire debt when it could be spent on social issues or pet projects!

We therefore are predicting the return of higher inflation in the years ahead.  Costs for money will increase leading to the destruction of wealth for long term bond holders.  Therefore our fixed income investments will continue to be short in duration or inflation protected.

In Summary

More than one great investor has said, “short term the market is emotional and company valuations make no sense.  In the long term prices will reflect the value created by the company”.  We agree with that sentiment and wish to remind investors of the unfortunate reality that our emotions would have us sell at the bottoms of markets and wait until the markets moved up again to validate reinvestment – thereby investing near the tops of markets.  The long term investor that stays with a disciplined common sense investment philosophy through market cycles should obtain the expected long term rates of return.  Our counsel remains to stay the course and continue to add money into an investment program to dollar cost average over time.

The investing disciplines of the Fund dictate that we will be balanced with 15% to 50% in each of the three major asset classes – Stocks, Bonds, and Real Estate.  We maintain those disciplines and add to them our own proprietary research and analytical tools that are the hall marks of our “common sense investing” for the long term.

Thank you for your continued confidence and the opportunity to manage the fund.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  We welcome and encourage your comments as well.

.

Sincerely,

Blake T. Todd

Portfolio Manager

PFW Water Fund

Growth of $10,000

Performance Summary – For Periods Ended March 31, 2009

				Annualized
		5 Years	10 Years	Since
	1 Year	Annualized	Annualized	Inception*
PFW Water Fund: (1)
Class A Shares:
Without Sales Charge	(29.79)%	(3.83)%	2.74%	6.94%
With Sales Charge (2)	(33.82)%	(4.96)%	2.13%	6.34%
Class C Shares:
Without Sales Charge	(30.29)%	(4.92)%	1.53%	5.33%
With Sales Charge (3)	(30.98)%	(4.92)%	1.53%	5.33%
S&P 500 (4)	(38.09)%	(4.76)%	(3.00)%	2.26%

(1) Effective 6/1/07, the strategy of the PFW Water Fund (formerly Bender Growth Fund) changed and Neil Berlant assumed the role of Portfolio Manager.

(2) Adjusted for initial maximum sales charge of 5.75%.

(3) Adjusted for contingent deferred sales charge of 1% for redemptions occurring within one year of purchase.

(4) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Annualized since inception performance information is as of December 10, 1996.  The annualized since inception performance figure as of October 1, 1998 is (0.31)%.

*Class C commenced operations on December 10, 1996. Class A commenced operations on October 1, 1998.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted.  The Fund’s total operating expenses are 1.60% for Class A and 2.35% for Class C.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

PFW Water Fund

Investment Performance For Periods Ended March 31, 2009

(1)

Performance figure shown here is representative of the period from December 10, 1996 through March 31, 2009.

(2)

Commenced operations October 1, 1998.

(3)

Commenced operations December 10, 1996.

  *

Adjusted for initial maximum sales charge of 5.75%.

 **

Adjusted for contingent deferred sales charge of 1%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
Energy Recovery, Inc.	8.07%	Water Supply	26.88%
Ameron International Corp.	6.45%	Environmental Control	19.35%
Nalco Holding Co.	6.35%	Industrial Measurement Instruments	11.06%
Glacier Water Services, Inc.- Pfd, 9.0625%	5.95%	Miscellaneous Manufacturing	8.48%
Consolidated Water Co., Inc.- ADR	5.32%	Beverages	7.33%
Aqua America, Inc.	5.31%	Metal Fabricate	5.99%
Watts Water Technologies, Inc.	4.79%	Machinery-Diversified	4.33%
Mueller Water Products, Inc.	4.04%	Agriculture	3.48%
Cantel Medical Corp.	3.15%	Healthcare-Products	3.15%
SJW Corp.	3.12%	Crop Preparation Services	2.84%
		Farm & Machinery Equipment	2.37%
		Short-Term Investments	1.89%
		Engineering & Construction	1.84%
		Special Industry Machinery	0.62%
		Electrical Components & Equipment	0.55%
		Household Products\Wares	0.01%
		Liabilities in Excess of Other Assets	(0.17%)
		Net Assets	100.00%

*As of March 31, 2009.  Top ten holdings excludes short-term investments.

ADR- American Depositary Receipt.

The Montecito Fund

Growth of $10,000

Performance Summary – For Periods Ended March 31, 2009

         Annualized

                        5 Years

              Since

1 Year          Annualized

   Inception*

The Montecito Fund: (1)

Without Sales Charge

(34.08)%            (4.88)%               (3.31)%

With Sales Charge (2)

(37.87)%            (6.00)%               (4.13)%

S&P 500

(38.09)%            (4.76)%

      (2.67)%

60% S&P 500/40% Barclays Capital Aggregate Bond  (21.32)%            (3.04)%

        0.91%

(1) Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake Todd assumed the role of Portfolio

      Manager.

(2) Adjusted for initial maximum sales charge of 5.75%.

*  The Montecito Fund commenced operations on April 15, 2002

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  The Barclays Capital Aggregate Bond Index (formerly the Lehman Aggregate Bond Index) is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted.  The Fund’s total annual operating expenses are 1.21%.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

The Montecito Fund

Investment Performance For Periods Ended March 31, 2009

(1)

Performance figure shown here is representative of the period from April 15, 2002 to March 31, 2009.

(2)

Commenced operations April 15, 2002.

  *

Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Top 10 Holdings*	% of Net Assets	Portfolio Composition*	% of Net Assets
U.S. TIP Bond, 2.00%, due 1/15/14	7.18%	Common Stock	43.73%
U.S. TIP Bond, 1.75%, due 1/15/28	5.88%	Real Estate Investment Trusts	24.37%
U.S. TIP Bond, 1.875%, due 7/15/15	4.07%	U.S. Treasury Bonds	17.13%
Fannie Mae, 4.00%, due 12/9/11	3.06%	U.S. Government Obligations	3.07%
El Paso Energy Capital Trust I- Pfd, 4.75%	3.05%	Preferred Stock	3.05%
Freddie Mac REMIC, 5.75%, due 7/15/35	2.77%	Mortgage Backed Securities	2.77%
Otter Tail Corp.	2.69%	Short-Term Investments	5.39%
Johnson & Johnson	2.56%	Other Assets Less Liabilities	0.49%
H.J. Heinz Co.	2.42%	Net Assets	100.00%
Monmouth Real Estate Investment Corp. – Class A	2.42%

___________

*As of March 31, 2009.  Top ten holdings exclude short-term investments.

REMIC- Real Estate Mortgage Conduit

TIP- Treasury Inflation Protected

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS		March 31, 2009

		Market
Shares	Security	Value
	COMMON STOCK - 92.33%
	Agriculture - 3.48%
27,500	Cadiz, Inc. *	$ 219,450
10,000	Tejon Ranch Co. *	206,700
		426,150
	Beverages - 1.38%
35,000	Heckmann Corp. *	168,700

	Crop Preparation Services - 2.84%
800	JG Boswell Co.	348,000

	Electrical Components & Equipment - 0.55%
330,000	Entech Solar, Inc. *	66,825

	Engineering & Contruction - 1.84%
14,000	Layne Christensen Co. *	224,980

	Environmental Control - 19.35%
20,000	Calgon Carbon Corp. *	283,400
130,000	Energy Recovery, Inc. *	988,000
25,500	Hyflux Ltd.- ADR	28,050
35,796	Met-Pro Corp.	291,737
59,500	Nalco Holding Co.	777,665
		2,368,852
	Farm & Machinery Equipment - 2.37%
12,000	Toro Co.	290,160

	Healthcare - Products - 3.15%
30,000	Cantel Medical Corp. *	386,100

	Household Products/Wares - 0.01%
10,000	Eco-Safe Systems USA, Inc. *	525

	Industrial Measurement Instruments - 11.06%
3,500	Badger Meter, Inc.	101,115
1,000	Itron, Inc. *	47,350
23,250	Mesa Laboratories, Inc.	372,000

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2009

		Market
Shares	Security	Value
	Industrial Measurement Instruments - 11.06% (Continued)
30,509	OI Corp.	$ 247,733
30,000	Watts Water Technologies, Inc.	586,800
		1,354,998
	Machinery - Diversified - 4.33%
12,500	Gorman-Rupp Co.	247,500
10,500	Lindsay Corp.	283,500
		531,000
	Metal Fabricate - 5.99%
150,000	Mueller Water Products, Inc.	495,000
7,500	Northwest Pipe Co. *	213,525
500	Valmont Industries, Inc.	25,105
		733,630
	Miscellaneous Manufacturing - 8.48%
15,000	Ameron International Corp.	789,900
11,500	Pentair, Inc.	249,205
		1,039,105
	Special Industry Machinery - 0.62%
87,500	Entegris, Inc. *	75,250

	Water Supply- 26.88%
5,000	American States Water Co.	181,600
19,000	American Water Works Co.	365,560
32,500	Aqua America, Inc.	650,000
5,550	Artesian Resources Corp.	77,811
4,000	California Water Service Group	167,440
2,500	Connecticut Water Service, Inc.	50,700
60,000	Consolidated Water Co., Inc.- ADR	651,000
2,750	Pennichuck Corp.	56,238
15,000	SJW Corp.	381,450
80,000	Southwest Water Co.	344,000
17,500	Veolia Environnement- ADR	365,750
		3,291,549

	TOTAL COMMON STOCK	11,305,824
	( Cost - $17,884,172)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2009

		Market
Shares	Security	Value
	PREFERRED STOCK - 5.95%
	Beverages - 5.95%
45,000	Glacier Water Services, Inc., 9.0625%
	TOTAL PREFERRED STOCK	$ 729,000
	( Cost - $1,077,190)

	SHORT-TERM INVESTMENTS - 1.89%
231,439	Dreyfus Institutional Reserve Money Fund- Premier Shares, 0.47% (a)	231,439
	( Cost - $231,439)

	Total Investments - 100.17%
	(Cost - $19,192,801)	12,266,263
	Liabilities in Excess of Other Assets - (0.17)%	(20,705)
	NET ASSETS - 100.00%	$ 12,245,558
* Non-Income producing security.
(a) Rate shown is the rate in effect at March 31, 2009.
ADR- American Depositary Reciept.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS		March 31, 2009

		Market
Shares	Security	Value
	COMMON STOCK - 43.73%
	Beverages - 1.88%
3,000	PepsiCo, Inc.	$ 154,440

	Chemicals - 0.85%
2,000	Ecolab, Inc.	69,460

	Closed-End Funds - 1.27%
5,000	Tortoise Energy Infrastructure Corp.	104,000

	Commercial Services - 2.10%
32,000	Macquarie Infrastructure Co.	44,160
5,000	Paychex, Inc.	128,350
		172,510
	Conglomerates - 1.23%
10,000	General Electric Co.	101,100

	Consumer Products - 2.78%
4,000	Avery Dennison Corp.	89,360
3,000	Kimberly-Clark Corp.	138,330
		227,690
	Crop Preparation Services - 1.02%
193	JG Boswell Co.	83,955

	Distribution / Wholesale - 1.82%
5,000	Genuine Parts Co.	149,300

	Electric - 4.74%
10,000	Otter Tail Corp.	220,500
8,400	Unitil Corp.	168,672
		389,172
	Exchange Traded Funds - 1.06%
2,000	ProShares UltraShort 20+ Year Treasury	87,280

	Food - 3.23%
6,000	H.J. Heinz Co.	198,360
3,000	Kraft Foods, Inc.	66,870
		265,230

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2009

		Market
Shares	Security	Value
	Insurance - 0.64%
15,638	21st Century Holding Co.	$ 52,231

	Investment Management - 3.21%
2,000	Greenhill & Co., Inc.	147,700
4,000	T. Rowe Price Group, Inc.	115,440
		263,140
	Media - 0.28%
1,000	The McGraw-Hill Companies, Inc.	22,870

	Medical - 6.52%
4,000	Abbott Laboratories	190,800
4,000	Eli Lilly & Co.	133,640
4,000	Johnson & Johnson	210,400
		534,840
	Oil & Gas - 3.25%
2,500	ChevronTexaco Corp.	168,100
6,000	Enerplus Resources Fund	98,220
		266,320
	Pipelines - 0.48%
10,000	Atlas Pipeline Partners LP	39,200

	Retail - Restaurants - 1.66%
2,500	McDonalds Corp.	136,425

	Semiconductor - 1.47%
8,000	Intel Corp.	120,400

	Software - 0.89%
4,000	Microsoft Corp.	73,480

	Telecommunications - 0.95%
2,000	Qualcomm, Inc.	77,820

	Transportation - 2.40%
4,000	United Parcel Service, Inc. - Class B	196,880

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2009

		Market
Shares	Security	Value
	TOTAL COMMON STOCK
	( Cost - $5,139,773)	$ 3,587,743

	PREFERRED STOCK - 3.05%
	Pipelines - 3.05%
10,000	El Paso Energy Capital Trust I, 4.75%	250,000
	TOTAL PREFERRED STOCK
	(Cost - $269,566)

	REAL ESTATE INVESTMENT TRUSTS - 24.37%
	Apartments - 4.12%
4,200	Apartment Investment & Management Co. - Preferred, 9.375%	54,894
17,700	Apartment Investment & Management Co. - Preferred, 7.75%	178,770
30,000	Education Realty Trust, Inc.	104,700
		338,364
	Diversified - 7.37%
17,500	Colonial Properties Trust	66,675
10,700	Colonial Properties Trust - Preferred, 8.125%	138,565
16,125	Entertainment Properties Trust - Convertible Preferred, 5.75%	121,483
5,000	Gladstone Commercial Corp.	44,400
11,000	Investors Real Estate Trust	108,460
9,000	Lexington Realty Trust - Convertible Preferred, 6.50%	124,650
		604,233
	Healthcare - 2.90%
44,000	Medical Properties Trust, Inc.	160,600
3,500	Nationwide Health Properties, Inc.	77,665
		238,265
	Hotels - 0.09%
5,000	Ashford Hospitality Trust, Inc.	7,700

	Office Property - 2.76%
13,000	HRPT Properties Trust - Convertible Preferred, 6.50%	114,660
35,000	HRPT Properties Trust	111,650
		226,310

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2009

		Market
Shares	Security	Value
	Manufactured Homes - 1.93%
6,500	Sun Communities, Inc.	$ 76,895
15,000	UMH Properties, Inc.	81,000
		157,895
	Mortgage - 0.96%
10,000	NorthStar Realty Finance Corp. - Preferred 8.25%	78,900

	Storage - 1.35%
5,500	Sovran Self Storage, Inc.	110,440

	Warehouse - 2.89%
10,000	First Industrial Realty Trust, Inc.	24,500
2,000	First Potomac Realty Trust	14,700
30,000	Monmouth Real Estate Investment Corp. - Class A	198,300
		237,500
	TOTAL REAL ESTATE INVESTMENT TRUSTS
	(Cost - $3,997,227)	1,999,607
Principal Amount
	U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.07%
$ 250,000	Fannie Mae, 4.00% Due 12/9/11	251,381
	(Cost - $242,808)

	U.S. TREASURY BONDS - 17.13%
500,000	U.S. Treasury TIP Bond, 1.75% Due 1/15/2028	482,513
500,000	U.S. Treasury TIP Bond, 2.00% Due 1/15/2014	588,674
300,000	U.S. Treasury TIP Bond, 1.875% Due 7/15/2015	334,100
	TOTAL U.S. TREASURY BONDS	1,405,287
	(Cost - $1,396,442)

	MORTGAGE BACKED SECURITIES - 2.77%
221,700	Freddie Mac REMIC, 5.75% Due 7/15/2035	227,398
	( Cost - $222,196)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
SCHEDULE OF INVESTMENTS (Continued)		March 31, 2009

		Market
Shares	Security	Value
	SHORT-TERM INVESTMENTS - 5.39%
442,074	Dreyfus Institutional Rerseve Money Fund-Premier Shares, 0.47% (a)	$ 442,074
	( Cost - $442,074)

	TOTAL INVESTMENTS - 99.51%
	( Cost - $11,710,086)	8,163,490
	Other Assets less Liabilities - 0.49%	40,520
	NET ASSETS - 100.00%	$ 8,204,010

REMIC - Real Estate Mortgage Investment Conduit
TIP - Treasury Inflation Protected
(a) Rate shown is the rate in effect at March 31, 2009

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES		March 31, 2009

	PFW	Montecito
	Water Fund	Fund
Assets:
Investments in Securities at Market Value
(Identified cost $19,192,801 and $11,710,086,
respectively) (Note 2)	$ 12,266,263	$ 8,163,490
Receivables:
Capital Stock Sold	44,713	11,545
Dividends and Interest	7,889	45,994
Other Assets	4,582	-
Total Assets	12,323,447	8,221,029

Liabilities:
Payable for Securities Purchased	36,555	-
Accrued Distribution Fees (Note 5)	17,999	4,593
Due to Advisor (Note 3)	9,693	3,976
Other Accrued Expenses and Liabilities	13,642	8,450
Total Liabilities	77,889	17,019

Net Assets	$ 12,245,558	$ 8,204,010

Class A Shares and The Montecito Fund Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 515,330 and 1,244,952 shares
outstanding, respectively)	$ 9,895,691	$ 8,204,010

Net Asset Value and Redemption Price Per Class A Share
($9,895,691/515,330 shares and $8,204,010/1,244,952 shares,
respectively)	$ 19.20	$ 6.59

Offering Price Per Share ($19.20/0.9425 and
$6.59/0.9425, respectively)	$ 20.37	$ 6.99

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)		March 31, 2009

	PFW	Montecito
	Water Fund	Fund
Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 130,044 shares outstanding)	$ 2,349,867

Net Asset Value and Offering Price Per Class C Share
($2,349,867/130,044 shares)	$ 18.07

Redemption Price Per Share ($18.07 X 0.99)*	$ 17.89

Composition of Net Assets:
At March 31, 2009, Net Assets consisted of:
Paid-in-Capital	$ 29,116,503	$ 13,224,696
Accumulated Net Investment Income (Loss)	38,359	(22,043)
Accumulated Net Realized Loss From
Security Transactions	(9,982,766)	(1,452,047)
Net Unrealized Depreciation on Investments	(6,926,538)	(3,546,596)
Net Assets	$ 12,245,558	$ 8,204,010
________________
* For redemptions of Class C shares occurring within one year of purchase.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF OPERATIONS	For the Year Ended March 31, 2009

	PFW	Montecito
	Water Fund	Fund
Investment Income:
Dividend Income (net of $0 and $3,621 foreign taxes)	$ 285,261	$ 331,812
Interest Income	13,356	82,577
Total Investment Income	298,617	414,389

Expenses (Notes 3 and 5):
Investment Advisory Fees	78,352	31,669
Service Fees-Class A	92,401	67,559
Service Fees-Class Y*	1,923	-
Service Fees-Class C	23,206	-
Distribution Fees-Class A	30,800	26,390
Distribution Fees-Class Y*	641	-
Distribution Fees-Class C	30,940	-
Total Expenses	258,263	125,618
Net Investment Income	40,354	288,771

Net Realized and Unrealized Loss on Investments
and Foreign Currency Transactions (Note 4):
Net Realized Gains (Losses) From Security and Foreign
Currency Transactions	610,173	(1,269,131)
Net Change in Net Unrealized Depreciation
on Investments	(6,014,662)	(3,286,859)
Net Realized and Unrealized Loss on Investments
and Foreign Currency Transactions (Note 4)	(5,404,489)	(4,555,990)

Net Decrease in Net Assets
Resulting From Operations	$ (5,364,135)	$ (4,267,219)
_______
*For the period April 1, 2008 through April 30, 2008. Effective April 30, 2008, Class Y shares suspended sales and the outstanding shares were exchanged for Class A shares at net asset value.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008
Operations:
Net Investment Income	$ 40,354	$ 27,142
Net Realized Gain From Security and
Foreign Currency Transactions	610,173	4,321,255
Net Change in Unrealized Depreciation
on Investments	(6,014,662)	(4,269,058)
Net Increase (Decrease) in Net Assets
Resulting From Operations	(5,364,135)	79,339

Distributions to Shareholders From:
Net Investment Income
Class A ($0.06 and $0.00 per share respectively)	(29,137)	-

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(146,725 and 352,379 shares, respectively)	3,505,099	10,003,172
Reinvestment of Dividends (1,287 and 0 shares, respectively)	28,430	-
Cost of Shares Redeemed
(135,026 and 24,212 shares, respectively)	(3,070,125)	(678,261)
Shares transferred from Class Y
(105,511 and 0 shares, respectively)	2,963,802	-
Total Class A Transactions	3,427,206	9,324,911

Class Y:+
Proceeds from Shares Issued
(424 and 15,268 shares, respectively)	12,638	471,879
Cost of Shares Redeemed
(2,614 and 77,897 shares, respectively)	(77,649)	(2,298,914)
Shares transferred to Class A
(99,758 and 0 shares, respectively)	(2,963,802)	-
Total Class Y Transactions	(3,028,813)	(1,827,035)

Class C:
Proceeds from Shares Issued
(15,992 and 20,919 shares, respectively)	356,009	569,481
Cost of Shares Redeemed
(25,473 and 71,502 shares, respectively)	(571,848)	(1,904,627)
Total Class C Transactions	(215,839)	(1,335,146)
Net Increase in Net Assets From
Capital Share Transactions	182,554	6,162,730

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Total Increase (Decrease) in Net Assets	$ (5,210,718)	$ 6,242,069

Net Assets:
Beginning of Year	17,456,276	11,214,207
End of Year*	$ 12,245,558	$ 17,456,276

*Includes accumulated undistributed
net investment income of:	$ 38,359	$ 27,142
________
+For the period April 1, 2008 through April 30, 2008. Effective April 30, 2008, Class Y shares suspended sales and the outstanding shares were exchanged for Class A shares at net asset value.

	The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
The Montecito Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Operations:
Net Investment Income	$ 288,771	$ 430,537
Net Realized Gain (Loss) From Security Transactions	(1,269,131)	60,291
Distributions of Realized Gains by
Other Investment Companies	-	11,306
Net Change in Unrealized
Depreciation on Investments	(3,286,859)	(904,723)
Net Decrease in Net Assets
Resulting From Operations	(4,267,219)	(402,589)

Distributions to Shareholders From:
Net Investment Income ($0.27 and $0.38
per share, respectively)	(329,047)	(430,537)
Net Realized Capital Gains ($0.00 and $0.51
per share, respectively)	-	(590,740)
Return of Capital ($0.00 and $0.07 per share respectively)	-	(83,072)
	(329,047)	(1,104,349)
Capital Share Transactions:
Proceeds from Shares Issued
(64,628 and 160,587 shares, respectively)	545,366	1,865,005
Reinvestment of Dividends
(34,341 and 99,790 shares, respectively)	289,941	1,096,485
Cost of Shares Redeemed
(84,135 and 65,686 shares, respectively)	(732,093)	(741,901)

Net Increase in Net Assets From
Capital Share Transactions	103,214	2,219,589

Total Increase (Decrease) in Net Assets	(4,493,052)	712,651

Net Assets:
Beginning of Year	12,697,062	11,984,411
End of Year*	$ 8,204,010	$ 12,697,062

*Includes accumulated undistributed
net investment loss of:	$ (22,043)	$ -

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class A Shares

	For the Year Ended March 31,
	2009	2008	2007	2006	2005

Net Asset Value,
Beginning of Year	$ 27.42	$ 26.43	$ 27.92	$ 22.89	$ 23.40

Income (Loss) From Operations:
Net investment income (loss)	0.10	0.18	(0.45)	(0.44)	(0.38)
Net gain (loss) from securities
(both realized and unrealized)	(8.26)	0.81	(1.04)	5.47	(0.13)
Total from operations	(8.16)	0.99	(1.49)	5.03	(0.51)

Distributions to shareholders from
net investment income	(0.06)	-	-	-	-

Net Asset Value,
End of Year	$ 19.20	$ 27.42	$ 26.43	$ 27.92	$ 22.89

Total Return (b)	(29.79)%	3.75%	(5.34)%	21.97%	(2.18)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 9,896	$ 10,882	$ 1,815	$ 3,146	$ 3,773
Ratio of expenses
to average net assets	1.50%	1.54%	1.86%	1.85%	1.85%
Ratio of net investment income
(loss) to average net assets	0.43%	0.65%	(1.78)%	(1.76)%	(1.68)%
Portfolio turnover rate	47%	112%	14%	27%	13%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class C Shares

	For the Year Ended March 31,
	2009	2008	2007	2006	2005

Net Asset Value,
Beginning of Year	$ 25.92	$ 25.25	$ 27.07	$ 22.48	$ 23.25

Income (Loss) From Operations:
Net investment loss	(0.08)	(0.15)	(0.78)	(0.74)	(0.64)
Net gain (loss) from securities
(both realized and unrealized)	(7.77)	0.82	(1.04)	5.33	(0.13)
Total from operations	(7.85)	0.67	(1.82)	4.59	(0.77)

Net Asset Value,
End of Year	$ 18.07	$ 25.92	$ 25.25	$ 27.07	$ 22.48

Total Return (b)	(30.29)%	2.65%	(6.72)%	20.42%	(3.31)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 2,350	$ 3,617	$ 4,800	$ 12,893	$ 14,294
Ratio of expenses
to average net assets	2.25%	2.70%	3.31%	3.11%	3.03%
Ratio of net investment loss
to average net assets	(0.35)%	(0.57)%	(3.22)%	(3.02)%	(2.86)%
Portfolio turnover rate	47%	112%	14%	27%	13%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	The Montecito Fund

	For the Year Ended March 31,
	2009	2008	2007	2006	2005

Net Asset Value,
Beginning of Year	$ 10.32	$ 11.57	$ 10.74	$ 10.24	$ 10.01

Income (Loss) From Operations:
Net investment income	0.23	0.38	0.26	0.19	0.04
Net gain (loss) from securities
(both realized and unrealized)	(3.69)	(0.67)	1.05	0.40	0.19
Total from operations	(3.46)	(0.29)	1.31	0.59	0.23

Distributions to shareholders from
Net investment income	(0.27)	(0.38)	(0.25)	(0.09)	-
Net realized capital gains	-	(0.51)	(0.23)	-	-
Return of Capital	-	(0.07)		-	-
Total distributions	(0.27)	(0.96)	(0.48)	(0.09)	-

Net Asset Value,
End of Year	$ 6.59	$ 10.32	$ 11.57	$ 10.74	$ 10.24

Total Return (b)	(34.08)%	(2.88)%	12.33%	5.82%	2.30%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 8,204	$ 12,697	$ 11,987	$ 7,333	$ 178
Ratio of expenses
to average net assets	1.19%	1.19%	1.19%	1.19%	1.19%
Ratio of net investment income
to average net assets (c)	2.74%	3.33%	2.42%	1.82%	0.39%
Portfolio turnover rate	58%	71%	33%	68%	120%
__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.
(c) Recognition of net investment income (loss) is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                                                                                                                                                                                                                March 31, 2009

1.

ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with two diversified funds: the PFW Water Fund and The Montecito Fund (collectively the “Funds”).   The PFW Water Fund offers two classes of shares, Class A and Class C.  Class A shares commenced operations on October 1, 1998; Class C shares commenced operations on December 10, 1996.  Class A shares are sold with a front-end sales charge of 5.75%.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   The Montecito Fund commenced operations on April 15, 2002 and offers a single class of shares sold with a front-end sales charge of 5.75%.   The investment objective of each Fund is long-term growth of capital.

For the period April 1, 2008 through April 30, 2008, the PFW Water Fund (the “Fund”) had three share classes: A, Y and C.  On April 30, 2008, the Fund exchanged 99,758 shares of Class Y (valued at $29.71 per share) for 105,511 shares of Class A (valued at $28.09 per share), pursuant to an action approved by the Board of Directors.  Subsequent to April 30, 2008, the Fund offers Class A and C shares.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Security Valuation – Investment securities which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were not sales on the date of valuation are valued at the most recent bid price.

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund's advisor ("Fair Value" Pricing), subject to review by the Board of Directors.  Some of the general factors that the adviser or sub-adviser should consider in determining a valuation method for an individual issue of securities for which no market quotations are readily available include, but shall not be limited to:  the fundamental analytical data relating to the investment; the nature and duration of restrictions (if any) on disposition of the securities; and evaluation of the forces that influence the market in which these securities are purchased or sold. There were no securities which were Fair Valued as of March 31, 2009.

Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                        March 31, 2009

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that markets participants would use in pricing the assets or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the assets or liability developed based on markets data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the assets or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Funds’ investments carried at fair value.

                                                                               PFW Water Fund

Valuation Inputs	Investments in Securities ($)	Other Financial Instruments* ($)
Level 1– Quoted Prices	12,266,263	-
Level 2– Other Significant Observable Inputs	-	-
Level 3– Significant Unobservable Inputs	-	-
Total	12,266,263	-

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                        March 31, 2009

                                                                               The Montecito Fund

Valuation Inputs	Investments in Securities ($)	Other Financial Instruments* ($)
Level 1– Quoted Prices	6,279,424	-
Level 2– Other Significant Observable Inputs	1,884,066	-
Level 3– Significant Unobservable Inputs	-	-
Total	8,163,490	-

      *Other financial instruments include futures, forwards and swap contracts.

The Funds did not hold any Level 3 securities during the year.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities held by a Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively.  The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year.  Estimates are based on the most recent REIT distribution information available.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Funds have complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

As of and during the fiscal year ended March 31, 2009, the Funds did not have a liability for unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the year, the Funds did not incur any interest or

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                        March 31, 2009

penalties.  The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2006.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the applicable Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the applicable Fund.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually and are recorded on the ex-dividend date.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Net Asset Value Per Share – The net asset value per share of each Fund is calculated each business day by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing PFW Water Fund’s Class A shares or The Montecito Fund’s shares. The PFW Water Fund’s Class C shares redeemed within one year of purchase may be subject to a contingent deferred sales charge equal to one percent

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Company indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Company.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred.  However, based on experience, the Company expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Funds by SBG Capital Management, Inc. (the “Fund Manager”). Under the terms of the investment advisory agreements (the “Advisor Agreements”), the Fund Manager furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds’ portfolios.  The responsibility for making decisions to buy, sell or hold a particular security for a Fund rests with the Fund Manager, subject to review

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                        March 31, 2009

by the Board of Directors.  Under the Advisor Agreements, the Fund Manager receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets of the PFW Water Fund and the Fund Manager receives monthly fees calculated at the annual rates of 0.30% of the first $100 million and 0.25%

of the average daily net assets over $100 million of The Montecito Fund.   For the year ended March 31, 2009, the Fund Manager received advisory fees of $78,352 and $31,669 from the PFW Water Fund and The Montecito Fund, respectively.

The Company and the Fund Manager have entered into a distribution agreement with Capital Research Brokerage Services, LLC, an affiliate of the Fund Manager, to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Funds and coordinate their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Fund Manager pays the distributor, on the last day of each month, an annual fee of $8,400, such fee to be paid in equal monthly installments of $700.  For the  year ended March 31, 2009, the Distributor received approximately $20,825 in commissions from the sale of fund shares.

Under the terms of an Operating Service Agreement, the Fund Manager provides, or arranges to provide, day-to-day operational services to the Funds. Under the terms of the Operating Service Agreement, the PFW Water Fund pays the Fund Manager a monthly fee calculated at the annual rate of 0.75% of average daily net assets.  For the year ended March 31, 2009, the Fund Manager received service fees of $117,530 from the PFW Water Fund.  Under the terms of the Operating Service Agreement, The Montecito Fund pays the Fund Manager a monthly fee calculated at the annual rate of 0.64% of average daily net assets.  For the year ended March 31, 2009, the Fund Manager received service fees of $67,559 from the Montecito Fund.

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Funds pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly, based on a percentage of average daily net assets, subject to certain minimums.  The Company and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Funds.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager pays all service fees to GFS.

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement (the “Custody Agreement’) under which the Custodian holds cash, securities and other assets of the Funds as required by the Act.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.  GFS serves as the custody administrator to the Funds pursuant to the terms of the Custody Agreement.  For providing such services, GFS receives a monthly fee based upon an annual percentage rate of a Fund’s assets, subject to certain minimums, plus certain transactional charges.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager is responsible for paying the custody fees to GFS and The Bank of New York.

Pursuant to a service agreement with the Company, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Company, including related administrative support.  Under the terms of such agreement, NLCS is paid an annual fee, payable quarterly,

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                        March 31, 2009

and is reimbursed for out-of-pocket expenses.  Pursuant to the terms of the Operating Service Agreement, NLCS is paid by the Fund Manager.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Pursuant to the terms of the Operating Service Agreement, GemCom is paid by the Fund Manager.

Certain officers and/or trustees of the Fund Manager and NLCS are also officer/directors of the Company.

4.

INVESTMENT TRANSACTIONS

The cost of securities purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2009 were as follows:

	Purchases	Sales
PFW Water Fund	$7,864,336	$7,121,847
Montecito Fund	6,080,091	5,918,044

As of March 31, 2009, net unrealized appreciation and depreciation on investment securities for federal tax purposes were as follows:

	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
PFW Water Fund	$19,321,453	$199,865	$(7,255,055)	$(7,055,190)
Montecito Fund	11,711,652	169,799	(3,717,961)	(3,548,162)

5.

DISTRIBUTION PLANS

As noted in the Funds’ Prospectus, each Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Act.  The PFW Water Fund plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A, Class Y and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders.  Effective April 30, 2008, Class Y shares suspended sales and the outstanding shares were exchanged for Class A shares at net asset value, without the deduction of any sales charge.  With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services.  The Montecito Fund distribution plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Fund.   For the year ended March 31, 2009, distribution fees of $30,800, $641 and $30,940 were paid for the PFW Water Fund Class A, Class Y and Class C shares, respectively and $26,390 was paid for The Montecito Fund shares.

6.            TAX INFORMATION

The tax character of distributions paid to The Montecito Fund shareholders during the years ended March 31, 2009, and March 31, 2008 were as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                        March 31, 2009

	Year Ended Mar. 31, 2009	Year Ended Mar. 31, 2008
Distributions to Shareholders From:
Ordinary Income	$ 329,047	$ 595,645
Long-Term Capital Gains	―	425,632
Return of Capital	―	83,072
	$ 329,047	$1,104,349

The PFW Water Fund paid an ordinary income distribution of $29,137 during the year ended March 31, 2009.  No distributions were paid from PFW Water Fund during the year ended March 31, 2008.

As of March 31, 2009, the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Post October & Other Losses	Capital Loss Carryforwards	Unrealized Depreciation	Total Accumulated Earnings/(Deficits)
PFW Water Fund	$ 38,359	$(102,872)	$(9,751,242)	$(7,055,190)	$(16,870,945)
The Montecito Fund	―	(876,777)	(595,747)	(3,548,162)	(5,020,686)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

Foreign currency and capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such foreign currency and capital losses as follows:

	Foreign Currency Losses	Capital Losses
PFW Water Fund	$ ―	$ 102,872
The Montecito Fund	329	854,405

As of March 31, 2009, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains.  The capital loss carry forwards expire on March 31 of the years indicated below:

	2010	2011	2012	2013	2017	Total
PFW Water Fund	$1,608,244	$1,784,760	$3,197,676	$3,160,562	$ ―	$9,751,242
The Montecito Fund	―	―	―	―	595,747	595,747

NOTES TO FINANCIAL STATEMENTS (Continued)                                                                                                                                                                                                        March 31, 2009

Permanent book and tax differences attributable to differences in book/tax treatment of paydown gain/(loss) and foreign currency gain/(loss) resulted in reclassification for the year ended March 31, 2009 as follows:

	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
The Montecito Fund	$ (18,907)	$ 18,233	$ 674

7.

 NEW ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have, if any, on the Funds’ financial statements and related disclosures.

8.

 SUBSEQUENT EVENTS

On May 22, 2009, the shareholders of SBG Capital Management, Inc. (“Fund Manager”) entered into an agreement to sell the Fund Manager. The Fund Manager will continue to serve as the investment advisor to the Funds until a new investment advisory agreement is approved by the Board of Directors and shareholders of the Funds.  The transaction is expected to close on or before October 15, 2009.

Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Ste 1100 Westlake, OH 44145-1524 www.cohenfund.com	440.835.8500 440.835.1093 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Directors

The Santa Barbara Group of Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Santa Barbara Group of Mutual Funds, Inc. (the “Funds”), comprising PFW Water Fund and The Montecito Fund, as of March 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Santa Barbara Group of Mutual Funds, Inc. as of March 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

June 1, 2009

Registered with the Public Company Accounting Oversight Board

THE DIRECTORS AND OFFICERS (Unaudited)

The following table provides information about each Director who is an “interested” person of the Santa Barbara Group of Mutual Funds, Inc. (the “Company”), as defined by the Investment Company Act of 1940, as amended.  Unless otherwise noted, the address of each Director is 15 S. Raymond Avenue, Suite 200, Pasadena, CA 91105.  The term of office for Directors is for the duration of the Company or until removal, resignation or retirement; officers are elected annually.

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Current Directorships
Steven W. Arnold[1] Age: 53	Director and Co-Chairman of the Board since 1996, Treasurer and Co-President of the Funds since 1996

Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.

John P. Odell[1] Age: 43	Director and Co-Chairman of the Board since 1998, Co-President and Secretary of the Funds since 2002

Co-President of SBG Capital Management Group, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC.

1 Steven W. Arnold and John P. Odell are deemed to be “interested persons” of the Company, as defined by the 1940 Act.  Steven W. Arnold and John P. Odell are both officers of the Company’s investment advisor.

THE DIRECTORS AND OFFICERS (Unaudited) (Continued)

The following table provides information about each Director who is not an “interested” person of the Santa Barbara Group of Mutual Funds, Inc., as defined by the 1940 Act.  As of March 31, 2009, each Director was responsible for the oversight of the PFW Water Fund  and The Montecito Fund.  Unless otherwise noted, the address of each Director is 15 S. Raymond Avenue, Suite 200, Pasadena, CA 91105.

Name, Address and Age	Title	Principal Occupation(s) During Past 5 Years And Current Directorships
Harvey A. Marsh Age: 70	Director since 1998	Retired (2006-present); Self-employed Financial Consultant ( 2001-present).
Wayne F. Turkheimer Age: 56	Director since 1998	Attorney in solo practice since 1986 specializing in general business, probate and estate law.
Glory I. Burns Age: 56	Director since 1998	Senior Vice President/Portfolio Manager of First Western Trust Bank, Northern Colorado since July 2007; Professor at Colorado State University since 1991.

The following table provides information about each officer who is not a Director of the Santa Barbara Group of Mutual Funds, Inc.

Name, Address and Age	Title	Principal Officer who is not a Director, Occupation(s) During Past 5 Years
Michael J. Wagner c/o Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 58	Chief Compliance Officer since August 2006

President of Northern Lights Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President of Gemini Fund Services, LLC (2003 – 2006); Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- 2008).

The Company’s Statement of Additional Information includes additional information about the Directors of the Company and is available, without charge, upon request by calling (800) 723-8637.

FUND EXPENSES (Unaudited)                                                                                                                                                                                                                                                    March 31, 2009

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/08)	Ending Account Value (3/31/09)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/08-3/31/09)
PFW Water Fund
Actual:
Class A	$1,000.00	$713.01	1.50%	$6.41
Class C	1,000.00	710.58	2.25%	9.60
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,017.45	1.50%	$7.54
Class C	1,000.00	1,013.71	2.25%	11.30

FUND EXPENSES (Unaudited)                                                                                                                                                                                                                                                    March 31, 2009

	Beginning Account Value (10/1/08)	Ending Account Value (3/31/09)	Expense Ratio (Annualized)	Expenses Paid During the Period* (10/1/08-3/31/09)
The Montecito Fund
Actual	$1,000.00	$714.88	1.19%	$5.09
Hypothetical (5% return before expenses)	1,000.00	1,019.00	1.19%	5.99

   *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors determined that the registrant does not have an audit committee financial expert.  It was the consensus of the board that, although no one individual Audit Committee member meets the technical definition of an audit committee financial expert, the Committee has sufficient expertise collectively among its members to effectively discharge its duties and that the Committee will engage additional expertise if needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$ 18,415

FY 2008

$ 21,350

(b)

Audit-Related Fees

FY 2009

$        0

FY 2008

$        0

Nature of the fees:

(c)

Tax Fees

FY 2009

$ 4,000

FY 2008

$ 4,400

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2009

$ 0

$ 0

FY 2008

$ 0

$ 0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

Beginning with non-audit service contracts entered into on or after May 28, 2003, the registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2009 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

0%

Tax Fees:

0%

0%

All Other Fees:

0%

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2009

$ 4,000

$ None

FY 2008

$ 4,400

$ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2009.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 12(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 12(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

*/s/ John P. Odell, Co-Chairman, Co-President & Secretary

Date

6/8/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*/s/ John P. Odell, Co-Chairman, Co-President & Secretary

Date

6/8/09

By (Signature and Title)

*/s/ Steven W. Arnold, Co-Chairman, Co-President & Treasurer

Date

6/8/09